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                           U N I T E D   S T A T E S
      S E C U R I T I E S   A N D   E X C H A N G E   C O M M I S S I O N
                     W A S H I N G T O N,  D. C.  2 0 5 4 9


                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 19, 1995



                                 NOVACARE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                            (State of incorporation)

         1-10875                                                                     13-3247827
Commission file number                                                       (I.R.S. Employer Identification No.)

 1016 W. NINTH AVENUE, KING OF PRUSSIA, PA                                                 19406
    (Address of principal executive office)                                             (Zip code)

                 Registrant's telephone number:  (610) 992-7200


  (Former name, former address and former fiscal year, if changed since last report.)




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                                  Page 1 of 10

                          Index to Exhibits on Page 10

                        NOVACARE, INC. AND SUBSIDIARIES



ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           On February 3, 1995, NovaCare, Inc., a Delaware corporation (the "Company"), and NC Resources, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Resources"), entered into an agreement (the "Agreement") to sell to HEALTHSOUTH Corporation, a Delaware corporation ("HEALTHSOUTH"), all of the issued and outstanding common stock, $.01 par value per share, of Rehab Systems Company, a Delaware corporation and a wholly-owned subsidiary of Resources ("Medical Rehabilitation Hospitals"), for an aggregate consideration of approximately $235,500,000, including approximately $215,500,000 of cash and $20,000,000 of assumed indebtedness (the "Transaction"). Prior to the consummation of the Transaction, Medical Rehabilitation Hospitals engaged in the business of delivering rehabilitative healthcare services to the public through 11 rehabilitation hospitals, five community re-entry centers, five subacute units and two satellite outpatient facilities. The amount of consideration was arrived at pursuant to arms-length negotiation between the parties. On May 19, 1995, pursuant to the Agreement, HEALTHSOUTH acquired the outstanding common stock of Medical Rehabilitation Hospitals from Resources.

           For additional information regarding the Transaction, reference is made to the Agreement, which is Exhibit 2 to this Current Report on Form 8-K (which Exhibit 2 is incorporated by reference to Exhibit 2 to NovaCare's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995).

ITEM 7(b). PRO FORMA FINANCIAL INFORMATION

           The following unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended June 30, 1994 and the nine months ended March 31, 1995 and unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1995 are based on the historical consolidated financial statements of the Company adjusted to give effect to the disposition of the Company's 11 rehabilitation hospitals, five community re-entry centers, five subacute units and two satellite outpatient facilities. The Pro Forma Condensed Consolidated Statement of Operations has been prepared assuming the above disposition occurred as of the beginning of the respective periods presented (i.e. July 1, 1993 for the twelve months ended June 30, 1994 and July 1, 1994 for the nine months ended March 31, 1995) and the Pro Forma Consolidated Balance Sheet has been prepared assuming that the disposition occurred as of March 31, 1995.

           The Pro Forma Financial Information does not purport to represent what the Company's results of operations or financial position would have been had the disposition occurred as of July 1, 1993, July 1, 1994, or March 31, 1995, as the case may be, or to project the Company's results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes thereto. In addition, in accordance with the Agreement, the final purchase price is subject to certain closing adjustments. These adjustments have not, as of the filing date, been agreed to by the parties to the transaction and, accordingly, are not considered in the Pro Forma Financial Information presented.

           The Pro Forma Financial Information should be read in conjunction with the Company's Consolidated Financial Statements.

                        NOVACARE, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                            YEAR ENDED JUNE 30, 1994
                     (In thousands, except per share data)
                                  (Unaudited)


                                                                        HISTORICAL
                                                               --------------------------------
                                                               NOVACARE, INC.      MEDICAL           PRO FORMA
                                                                     AND        REHABILITATION      ADJUSTMENTS
                                                                SUBSIDIARIES      HOSPITALS             (1)            PRO FORMA
                                                               --------------   ---------------    -------------     --------------
STATEMENT OF OPERATIONS DATA:

Net revenues  . . . . . . . . . . . . . . . . . . . .         $   789,745        $   136,801       $      405 (A)    $   653,349
Cost of services  . . . . . . . . . . . . . . . . . .             529,007             96,987              ---            432,020
                                                               --------------   ---------------    -------------     --------------
      Gross profit  . . . . . . . . . . . . . . . . .             260,738             39,814              405            221,329

Selling, general & administrative expenses  . . . . .             125,098             18,499              ---            106,599
Provision for uncollectible accounts  . . . . . . . .              14,453              1,231              ---             13,222
Amortization of excess costs of net assets
  acquired  . . . . . . . . . . . . . . . . . . . . .               7,225              1,108              ---              6,117
Merger and other nonrecurring expenses . . . . . . .                5,754                ---              ---              5,754
                                                               --------------   ---------------    -------------     --------------
     Income from operations . . . . . . . . . . . . .             108,208             18,976              405             89,637

Investment income . . . . . . . . . . . . . . . . . .               5,304                ---              ---              5,304
Interest expense  . . . . . . . . . . . . . . . . . .             (17,077)            (1,914)             470 (B)        (14,693)
Minority interest . . . . . . . . . . . . . . . . . .                (543)              (393)             ---               (150)
                                                               --------------   ---------------    -------------     --------------
     Income before income taxes . . . . . . . . . . .              95,892             16,669              875             80,098
Income taxes  . . . . . . . . . . . . . . . . . . . .              37,678              7,049              322 (C)         30,951
                                                               --------------   ---------------    -------------     --------------
Net income  . . . . . . . . . . . . . . . . . . . . .         $    58,214        $     9,620        $     553        $    49,147
                                                               ==============   ===============    =============     ==============
Net income per common share . . . . . . . . . . . . .         $       .90                                            $       .76
                                                               ==============                                        ==============
Weighted average number of common shares outstanding               64,663                                                 64,663
                                                               ==============                                        ==============





 The accompanying notes to pro forma financial information are an integral part of these statements.

                        NOVACARE, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                        NINE MONTHS ENDED MARCH 31, 1995
                     (In thousands, except per share data)
                                  (Unaudited)


                                                                        HISTORICAL
                                                              ---------------------------------
                                                               NOVACARE, INC.      MEDICAL           PRO FORMA
                                                                     AND        REHABILITATION      ADJUSTMENTS
                                                                SUBSIDIARIES      HOSPITALS             (1)            PRO FORMA
                                                              ----------------  ---------------    -------------     -------------
STATEMENT OF OPERATIONS DATA:

Net revenues  . . . . . . . . . . . . . . . . . . . .         $   703,909        $   110,645         $    190 (A)     $  593,454
Cost of services  . . . . . . . . . . . . . . . . . .             501,276             79,342              ---            421,934
                                                              ----------------  ---------------    -------------     -------------
      Gross profit  . . . . . . . . . . . . . . . . .             202,633             31,303              190            171,520

Selling, general & administrative expenses  . . . . .             115,663             14,591              ---            101,072
Provision for uncollectible accounts  . . . . . . . .              11,725              1,063              ---             10,662
Amortization of excess costs of net assets
  acquired  . . . . . . . . . . . . . . . . . . . . .               8,413              1,197              ---              7,216
Merger and other nonrecurring expenses  . . . . . . .               1,000                ---              ---              1,000
                                                              ----------------  ---------------    -------------     -------------
     Income from operations . . . . . . . . . . . . .              65,832             14,452              190             51,570

Investment income . . . . . . . . . . . . . . . . . .               1,969                 15               --              1,954
Interest expense  . . . . . . . . . . . . . . . . . .             (18,764)            (3,910)           4,649 (B)        (10,205)
Minority interest . . . . . . . . . . . . . . . . . .                (379)              (323)             ---                (56)
                                                              ----------------  ---------------    -------------     -------------
     Income before income taxes . . . . . . . . . . .              48,658             10,234            4,839             43,263
Income taxes  . . . . . . . . . . . . . . . . . . . .              19,770              4,298            1,957 (C)         17,429
                                                              ----------------  ---------------    -------------     -------------
Net income  . . . . . . . . . . . . . . . . . . . . .         $    28,888        $     5,936         $  2,882         $   25,834
                                                              ================  ===============    =============     =============
Net income per common share . . . . . . . . . . . . .         $       .44                                             $      .40
                                                              ================                                       =============

Weighted average number of common shares
outstanding   . . . . . . . . . . . . . . . . . . . .              65,081                                                 65,081
                                                              ================                                       =============




 The accompanying notes to pro forma financial information are an integral part of these statements.

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
                        NOVACARE, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                 (In thousands)



NOTES TO PRO FORMA INFORMATION

(1) In accordance with SEC guidance, no additional investment income was assumed to be generated from the excess proceeds (i.e. cash proceeds less payment of amounts due on short- and long-term debt) nor was any additional operating income assumed with respect to additional acquisitions that may have occurred had the Company chosen to utilize the excess proceeds in that manner. The pro forma adjustments related to the disposition of the Medical Rehabilitation Hospitals are as follows:

    (A) The adjustment to net revenues for the year ended June 30, 1994 and the nine months ended March 31, 1995 represents the estimated financial impact on the Medicare contractual allowance associated with the reduction and redistribution of the Company's corporate expenses.

    (B) The reduction in interest expense for the year ended June 30, 1994 and the nine months ended March 31, 1995 results from the assumed repayment of debt under a revolving credit facility of $0 and $3,555, respectively and the assumed elimination of reverse repurchase agreements of $470 and $1,094, respectively.

    (C) The pro forma income taxes represent the amount of income tax expense which would have been incurred on the pro forma income before income taxes.





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
                        NOVACARE, INC. AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                              AS OF MARCH 31, 1995
                     (In thousands, except per share data)
                                  (Unaudited)



                                                            NOVACARE, INC.          MEDICAL           PRO FORMA
                                                                  AND            REHABILITATION      ADJUSTMENTS
                                                             SUBSIDIARIES        HOSPITALS (1)           (2)            PRO FORMA
                                                          -----------------      --------------    ---------------    --------------
ASSETS
Current Assets:
      Cash and cash equivalents . . . . . . . . . . .       $   30,413            $   7,943        $  58,579 (A)      $   81,049
      Marketable securities . . . . . . . . . . . . .           24,983                  ---              ---              24,983
      Accounts receivable, net  . . . . . . . . . . .          235,913               26,391              ---             209,522
      Other current assets  . . . . . . . . . . . . .           47,133                6,991              ---              40,142
                                                         -----------------      --------------    ---------------    --------------

          Total current assets  . . . . . . . . . . .          338,442               41,325           58,579             355,696
Marketable securities . . . . . . . . . . . . . . . .           22,795                  ---              ---              22,795
Property and equipment, net . . . . . . . . . . . . .           88,123               38,029              ---              50,094
Excess cost of net assets acquired, net . . . . . . .          422,975               61,233              ---             361,742
Other assets  . . . . . . . . . . . . . . . . . . . .           45,965               11,160             (238) (B)         34,567
                                                         -----------------      --------------    ---------------    --------------
                                                            $  918,300            $ 151,747        $  58,341          $  824,894
                                                         =================      ==============    ===============    ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Current portion of long-term debt and
          financing arrangements  . . . . . . . . . .       $   42,115            $   1,086        $ (24,743) (C)     $   16,286
      Accounts payable and accrued expenses . . . . .           65,121               11,898            6,986  (D)         60,209
      Income taxes payable  . . . . . . . . . . . . .              558                   15           38,678  (E)         39,221
                                                         -----------------      --------------    ---------------    --------------

          Total current liabilities . . . . . . . . .          107,794               12,999           20,921             115,716
Long-term debt and financing arrangements net
   of current portion . . . . . . . . . . . . . . . .          345,662               18,070         (132,178) (C)        195,414
Deferred income . . . . . . . . . . . . . . . . . . .              608                  608              ---                 ---
Other liabilities . . . . . . . . . . . . . . . . . .           10,486                  281              ---              10,205
Minority interest . . . . . . . . . . . . . . . . . .            1,820                1,461              ---                 359
                                                         -----------------      --------------    ---------------    --------------
     Total liabilities  . . . . . . . . . . . . . . .          466,370               33,419         (111,257)            321,694
                                                         -----------------      --------------    ---------------    --------------

Commitments and contingencies . . . . . . . . . . . .              ---                  ---              ---                 ---

Stockholders' equity:
      Common stock  . . . . . . . . . . . . . . . . .              653                    1                1 (F)             653
      Additional paid-in capital  . . . . . . . . . .          249,739              122,155          122,155 (F)         249,739
      Retained earnings . . . . . . . . . . . . . . .          205,113               (3,828)          47,442 (F)         256,383
                                                         -----------------      --------------    ---------------    --------------
                                                               455,505              118,328          169,598             506,775

Less: Common stock in treasury  . . . . . . . . . . .           (2,317)                 ---              ---              (2,317)
      Deferred compensation . . . . . . . . . . . . .             (459)                 ---              ---                (459)
      Valuation allowance on securities
       available on sale  . . . . . . . . . . . . . .             (799)                 ---              ---                (799)
                                                         -----------------      --------------    ---------------    --------------
Total stockholders' equity  . . . . . . . . . . . . .          451,930              118,328          169,598             503,200
                                                         -----------------      --------------    ---------------    --------------
                                                            $  918,300            $ 151,747        $  58,341          $  824,894
                                                         =================      ==============    ===============    ==============



 The accompanying notes to pro forma financial information are an integral part of these statements.

                        NOVACARE, INC. AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (In thousands)


NOTES TO PRO FORMA INFORMATION

(1) In accordance with the Agreement with HEALTHSOUTH certain assets and liabilities, predominately consisting of intracompany balances by and among other subsidiaries, were retained by the Company. These balances were, for presentation purposes, considered to be transferred to the other subsidiaries of the Company prior to the completion of the sale. Accordingly, the amounts presented represent those assets and liabilities transferred or disposed of in accordance with the Agreement.

(2) The pro forma adjustments described in detail below represent certain adjustments required to provide additional information as to how the Transaction may have affected the historical balance sheet of the Company had the Transaction occurred as of March 31, 1995. The adjustments are as follows:

      (A) Adjustment to increase cash for consideration paid in connection with the sale of the Medical Rehabilitation Hospitals to HEALTHSOUTH offset by the payment of debt further described in (B).

      (B) The adjustment reflects expenses incurred and paid prior to closing for costs associated with the sale of the Medical Rehabilitation Hospitals.

      (C) The pro forma adjustment to debt reflects the repayment by the Company of amounts outstanding under the revolving credit facility and reverse repurchase agreements.

      (D) Adjustment to accrue investment advisory fees and other costs not yet paid in association with the sale.

      (E)  Adjustment to reflect the tax impact of the gain on the transaction.

      (F) Adjustment to record the sale, including the corresponding gain on the sale, of all of the issued and outstanding shares of capital stock of the Medical Rehabilitation Hospitals to HEALTHSOUTH.











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
                        NOVACARE, INC. AND SUBSIDIARIES


(c)   EXHIBITS

      Exhibit Number     Description
      --------------     -----------

           2 Stock Purchase Agreement dated as of February 3, 1995 by and among NovaCare, Inc., NC Resources, Inc. and HEALTHSOUTH Corporation (incorporated by reference to Exhibit 2 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995)





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

                        NOVACARE, INC. AND SUBSIDIARIES





                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                          NOVACARE, INC.
                                    ----------------------------
                                           (REGISTRANT)




JUNE 5, 1995                        BY/s/   WILLIAM J. MCGINNIS
- ------------                          ----------------------------
                                            WILLIAM J. MCGINNIS
                                            VICE PRESIDENT
                                            AND CHIEF ACCOUNTING OFFICER

                        NOVACARE, INC. AND SUBSIDIARIES

                                 EXHIBIT INDEX


EXHIBITS

Exhibit Number        Description
- --------------        -----------

      2 Stock Purchase Agreement dated as of February 3, 1995 by and among NovaCare, Inc., NC Resources, Inc. and HEALTHSOUTH Corporation (incorporated by reference to Exhibit 2 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995)














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